                                                               Exhibit 99.1


                                  CERTIFICATION



      Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906

                        of the Sarbanes-Oxley Act of 2002




         Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rent-Way, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Amendment to the Quarterly Report on Form 10-Q for the quarter ended December 31, 2002 (the "Form 10-Q/A") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to Rent-Way, Inc. and will be retained by Rent-Way, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.




Dated:   March 31, 2003                        /s/ William E. Morgenstern
                                               --------------------------
                                                   William E. Morgenstern
                                                   Chief Executive Officer



Dated:   March 31, 2003                        /s/ William A. McDonnell
                                               --------------------------
                                                   William A. McDonnell
                                                   Chief Financial Officer